United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )
______________________________________

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Advanced Emissions Solutions, Inc.
(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

ADVANCED EMISSIONS SOLUTIONS, INC.

2023 Annual Meeting
Vote by June 12, 2023
11:59 PM ET

ADVANCED EMISSIONS SOLUTIONS, INC.
8051 E. MAPLEWOOD AVE., SUITE 210
GREENWOOD VILLAGE, COLORADO 80111

V13257-P91990

You invested in ADVANCED EMISSIONS SOLUTIONS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 13, 2023.**

Get informed before you vote

View the Notice and Proxy Statement, Annual Report and Supplement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 13, 2023
9:00 AM MDT

Virtually at:
www.virtualshareholdermeeting.com/ADES2023

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of seven directors, each set to serve for a term of one year to expire at the later of the next Annual Meeting of Stockholders or May 31, 2024: **Nominees:** 01) Laurie Bergman 02) Jeremy Blank 03) Richard Campbell-Breeden 04) Carol Eicher 05) Gilbert Li 06) Julian McIntyre 07) L. Spencer Wells	For
2. To approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion as set forth under the Executive Compensation section of the proxy statement for the 2023 Annual Meeting of Stockholders;	For
3. To ratify the Audit Committee's selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;	For
4. To approve the issuance, in accordance with Nasdaq Listing Rule 5635(a), of our common stock, upon conversion of our Series A Preferred Stock issued on February 1, 2023; and	For
5. To approve the Sixth Amendment to the Company's Tax Asset Protection Plan.	For

NOTE: The undersigned stockholder(s) authorize(s) the individuals designated to vote the proxy to vote, in their discretion, to the extent permitted by applicable law, upon such other matters (none known by the Company at the time of solicitation of the proxy) as may properly come before the Annual Meeting or any adjournment or postponement.

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